Exhibit 99.1

Media Relations Contact: Tim McIntyre 734-604-1863 Tim.McIntyre@dominos.com

FOR IMMEDIATE RELEASE

Domino’s Announces CFO Transition Plan

ANN ARBOR, Mich., May 19, 2021 – Domino’s Pizza Inc. (NYSE: DPZ), the largest pizza company in the world based on global retail sales, announced today that Stuart A. Levy will be leaving the Company to pursue other opportunities. While he is stepping down from his role as Executive Vice President and Chief Financial Officer effective immediately, Mr. Levy will continue with the Company in an advisory capacity until August 31, 2021 to ensure a smooth transition.

The Company has commenced a search for the next CFO with the assistance of Heidrick & Struggles. Effective immediately, Ritch Allison, Domino’s Chief Executive Officer, will assume oversight of a newly established Office of the CFO comprised of Ryan Goers, Vice President, Finance, Global Financial Planning and Analysis; Juan Jose Joachin, Vice President, Finance Operations; and Jessica L. Parrish Vice President, Corporate Controller and Treasurer until the new CFO is in place.

“At Domino’s, we have a talented and dedicated finance and accounting team – and I have great confidence that we will continue to execute on our financial objectives as we identify a new CFO,” said Mr. Allison. “We continue to focus on providing outstanding food and service to our customers worldwide, as evidenced by robust retail sales growth and another record-setting year of franchisee profitability. The Domino’s brand and value proposition is as strong as it has ever been and we remain confident in our long-term outlook.”

“On behalf of everyone at Domino’s, I would like to thank Stu for his contributions, including his leadership throughout the complex challenges of the pandemic,” Mr. Allison continued. “We maintained and built on our financial strength, invested in the capacity required to support the long-term growth of the brand, and delivered significant shareholder value, all while putting our team members and customers first.”

“Domino’s is in a great position to continue its impressive track record of global growth,” said Mr. Levy. “It’s been a privilege to work with the amazing team members and franchisees who make Domino’s such an iconic brand and I’m confident this will be a smooth transition.”

Mr. Levy’s departure did not result from any disagreement regarding the Company’s financial reporting or accounting policies, procedures, estimates, or judgments.

About Domino’s Pizza®

Founded in 1960, Domino’s Pizza is the largest pizza company in the world based on retail sales, with a significant business in both delivery and carryout pizza. It ranks among the world’s top public restaurant brands with a global enterprise of more than 17,800 stores in over 90 markets. Domino’s had global retail sales of over $16.1 billion in 2020, with nearly $8.3 billion in the U.S. and over $7.8 billion internationally. In the first quarter of 2021, Domino’s had global retail sales of over $4.0 billion, with nearly $2.0 billion in the U.S. and over $2.0 billion internationally. Its system is comprised of independent franchise owners who accounted for 98% of Domino’s stores as of the end of the first quarter of 2021. Emphasis on technology innovation helped

Domino’s achieve more than half of all global retail sales in 2020 from digital channels. In the U.S., Domino’s generated more than 70% of sales in 2020 via digital channels and has developed several innovative ordering platforms, including those for Google Home, Facebook Messenger, Apple Watch, Amazon Echo, Twitter and more. In 2019, Domino’s announced a partnership with Nuro to further its exploration and testing of autonomous pizza delivery. In mid-2020, Domino’s launched a new way to order contactless carryout nationwide – via Domino’s Carside Delivery®, which customers can choose when placing a prepaid online order.

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This press release contains various forward-looking statements about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. The following cautionary statements are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act. You can identify forward-looking statements by the use of words such as “anticipates,” “believes,” “could,” “should,” “estimates,” “expects,” “intends,” “may,” “will,” “plans,” “predicts,” “projects,” “seeks,” “approximately,” “potential,” “outlook” and similar terms and phrases that concern our strategy, plans or intentions, including references to assumptions. These forward-looking statements address various matters including information concerning future results of operations and business strategy, our anticipated profitability, estimates in same store sales growth, the growth of our U.S. and international business, ability to service our indebtedness, our future cash flows, our operating performance, trends in our business and other descriptions of future events reflect the Company’s expectations based upon currently available information and data. While we believe these expectations and projections are based on reasonable assumptions, such forward-looking statements are inherently subject to risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from our expectations are more fully described in our filings with the Securities and Exchange Commission, including under the section headed “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended January 3, 2021. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of various factors, including but not limited to: our substantial increased indebtedness as a result of our recapitalization transactions and our ability to incur additional indebtedness or refinance or renegotiate key terms of that indebtedness in the future; the impact a downgrade in our credit rating may have on our business, financial condition and results of operations; our future financial performance and our ability to pay principal and interest on our indebtedness; our ability to manage difficulties associated with or related to the COVID-19 pandemic and the effects of COVID-19 on our business and supply chain; the effectiveness of our advertising, operations and promotional initiatives; the strength of our brand, including our ability to compete in the U.S. and internationally in our intensely competitive industry, including the food service and food delivery markets; the impact of social media and other consumer-oriented technologies on our business, brand and reputation; the impact of new or improved technologies and alternative methods of delivery on consumer behavior; new product, digital ordering and concept developments by us, and other food-industry competitors;

our ability to maintain good relationships with and attract new franchisees, and franchisees’ ability to successfully manage their operations without negatively impacting our royalty payments and fees or our brand’s reputation; our ability to successfully implement cost-saving strategies; our ability and that of our franchisees to successfully operate in the current and future credit environment; changes in the level of consumer spending given general economic conditions, including interest rates, energy prices and consumer confidence; our ability and that of our franchisees to open new restaurants and keep existing restaurants in operation; changes in operating expenses resulting from changes in prices of food (particularly cheese), fuel and other commodity costs, labor, utilities, insurance, employee benefits and other operating costs; the impact that widespread illness, health epidemics or general health concerns, severe weather conditions and natural disasters may have on our business and the economies of the countries where we operate; changes in foreign currency exchange rates; changes in income tax rates; our ability to retain or replace our executive officers and other key members of management and our ability to adequately staff our stores and supply chain centers with qualified personnel; our ability to find and/or retain suitable real estate for our stores and supply chain centers; changes in government legislation and regulations, including changes in laws and regulations regarding information privacy, payment methods consumer protection and social media; adverse legal judgments or settlements; food-borne illness or contamination of products; data breaches, power loss, technological failures, user error or other cyber risks threatening us or our franchisees; the effect of war, terrorism, catastrophic events or climate change; our ability to pay dividends and repurchase shares; changes in consumer tastes, spending and traffic patterns and demographic trends; actions by activist investors; changes in accounting policies; and adequacy of our insurance coverage. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur. All forward-looking statements speak only as of the date of this press release and should be evaluated with an understanding of their inherent uncertainty. Except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, or other applicable law, we will not undertake, and specifically disclaim, any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances arising after the date of this press release, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on the forward-looking statements included in this press release or that may be made elsewhere from time to time by, or on behalf of, us. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

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